(h)(12)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

VOYA ASIA PACIFIC HIGH	Voya High Yield Bond Fund
DIVIDEND EQUITY INCOME FUND	Voya Intermediate Bond Fund
Voya Short Duration High Income Fund
VOYA BALANCED PORTFOLIO, INC.	Voya Short Term Bond Fund
Voya Balanced Portfolio	Voya Strategic Income Opportunities Fund
Voya VACS Series HYB Fund
VOYA CREDIT INCOME FUND
VOYA GLOBAL ADVANTAGE AND
VOYA CORPORATE LEADERS®	PREMIUM OPPORTUNITY FUND
TRUST FUND
Voya Corporate Leaders® Trust Fund	VOYA GLOBAL EQUITY DIVIDEND
Series B	AND PREMIUM OPPORTUNITY
FUND
VOYA EMERGING MARKETS HIGH
DIVIDEND EQUITY FUND	VOYA GOVERNMENT MONEY
MARKET PORTFOLIO
VOYA ENHANCED SECURITIZED
INCOME FUND	VOYA INFRASTRUCTURE,
INDUSTRIALS AND MATERIALS
VOYA EQUITY TRUST	FUND
Voya Corporate Leaders® 100 Fund
Voya Global Multi-Asset Fund	VOYA INTERMEDIATE BOND
Voya Large-Cap Growth Fund	PORTFOLIO
Voya Large Cap Value Fund
Voya Mid Cap Research Enhanced Index	VOYA INVESTORS TRUST
Fund	Voya Balanced Income Portfolio
Voya MidCap Opportunities Fund	Voya Global Perspectives® Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Government Liquid Assets Portfolio1
Voya Small Cap Growth Fund	Voya High Yield Portfolio1
Voya Small Company Fund	Voya Large Cap Growth Portfolio
Voya U.S. High Dividend Low Volatility	Voya Large Cap Value Portfolio
Fund	Voya Limited Maturity Bond Portfolio1
Voya VACS Series MCV Fund	Voya Retirement Conservative Portfolio
Voya Retirement Growth Portfolio
VOYA FUNDS TRUST	Voya Retirement Moderate Growth
Voya Floating Rate Fund	Portfolio
Voya GNMA Income Fund	Voya Retirement Moderate Portfolio
Voya Government Money Market Fund	Voya U.S. Stock Index Portfolio1

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

1

Voya VACS Index Series S Portfolio	Voya Index Solution 2045 Portfolio
VY® BlackRock Inflation Protected Bond	Voya Index Solution 2050 Portfolio
Portfolio	Voya Index Solution 2055 Portfolio
VY® CBRE Global Real Estate Portfolio	Voya Index Solution 2060 Portfolio
VY® CBRE Real Estate Portfolio	Voya Index Solution 2065 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Index Solution Income Portfolio
VY® JPMorgan Emerging Markets Equity	Voya International High Dividend Low
Portfolio1	Volatility Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Solution 2025 Portfolio
Portfolio1	Voya Solution 2030 Portfolio
VY® Morgan Stanley Global Franchise	Voya Solution 2035 Portfolio
Portfolio1	Voya Solution 2040 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Solution 2045 Portfolio
Portfolio1	Voya Solution 2050 Portfolio
VY® T. Rowe Price Equity Income	Voya Solution 2055 Portfolio
Portfolio1	Voya Solution 2060 Portfolio
Voya Solution 2065 Portfolio
VOYA MUTUAL FUNDS	Voya Solution Aggressive Portfolio
Voya Global Bond Fund	Voya Solution Balanced Portfolio
Voya Global Diversified Payment Fund	Voya Solution Conservative Portfolio
Voya Global High Dividend Low Volatility	Voya Solution Income Portfolio
Fund	Voya Solution Moderately Aggressive
Voya Global Perspectives® Fund	Portfolio
Voya International High Dividend Low	Voya Solution Moderately Conservative
Volatility Fund	Portfolio
Voya Multi-Manager Emerging Markets	VY® American Century Small-Mid Cap
Equity Fund	Value Portfolio
Voya Multi-Manager International Equity	VY® Baron Growth Portfolio
Fund	VY® Columbia Contrarian Core Portfolio
Voya Multi-Manager-International Factors	VY® Columbia Small Cap Value II Portfolio
Fund	VY® Invesco Comstock Portfolio
Voya Multi-Manager International Small	VY® Invesco Equity and Income Portfolio
Cap Fund	VY® JPMorgan Mid Cap Value Portfolio
Voya VACS Series EME Fund	VY® T. Rowe Price Diversified Mid Cap
Growth Portfolio
VOYA PARTNERS, INC.	VY® T. Rowe Price Growth Equity Portfolio
Voya Global Bond Portfolio
Voya Global Insights Portfolio	VOYA SEPARATE PORTFOLIOS
Voya Index Solution 2025 Portfolio	TRUST
Voya Index Solution 2030 Portfolio	Voya Investment Grade Credit Fund
Voya Index Solution 2035 Portfolio	Voya Securitized Credit Fund
Voya Index Solution 2040 Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2

VOYA SEPARATE PORTFOLIOS	Voya Russell™ Large Cap Value Index
TRUST (cont.)	Portfolio
Voya Target In-Retirement Fund2	Voya Russell™ Mid Cap Growth Index
Voya Target Retirement 2025 Fund2	Portfolio
Voya Target Retirement 2030 Fund2	Voya Russell™ Mid Cap Index Portfolio
Voya Target Retirement 2035 Fund2	Voya Russell™ Small Cap Index Portfolio
Voya Target Retirement 2040 Fund2	Voya Small Company Portfolio
Voya Target Retirement 2045 Fund2	Voya U.S. Bond Index Portfolio
Voya Target Retirement 2050 Fund2	Voya VACS Index Series EM Portfolio
Voya Target Retirement 2055 Fund2	Voya VACS Index Series I Portfolio
Voya Target Retirement 2060 Fund2	Voya VACS Index Series MC Portfolio
Voya Target Retirement 2065 Fund2	Voya VACS Index Series SC Portfolio
Voya VACS Series EMCD Fund
Voya VACS Series EMHCD Fund	VOYA VARIABLE PRODUCTS TRUST
Voya VACS Series SC Fund	Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio
VOYA STRATEGIC ALLOCATION
PORTFOLIOS, INC.
Voya Strategic Allocation Conservative
Portfolio
Voya Strategic Allocation Growth Portfolio
Voya Strategic Allocation Moderate
Portfolio
VOYA VARIABLE FUNDS
Voya Growth and Income Portfolio
VOYA VARIABLE INSURANCE
TRUST
VY® BrandywineGLOBAL – Bond
Portfolio
VOYA VARIABLE PORTFOLIOS, INC.
Voya Emerging Markets Index Portfolio
Voya Global High Dividend Low Volatility
Portfolio
Voya Index Plus LargeCap Portfolio
Voya Index Plus MidCap Portfolio
Voya Index Plus SmallCap Portfolio
Voya International Index Portfolio
Voya Russell™ Large Cap Growth Index
Portfolio
Voya Russell™ Large Cap Index Portfolio

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a “bundled fee” arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation

Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3